UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2010

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32503	84-1111224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road,
Fengtai Technology Park, Beijing, China 100070

(86)-10-8367-0505
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws

On July 29, 2010, the Board of Directors of Telestone Technologies Corporation  (the “Company”)  approved amendments to Sections 2.11 and 7.1 of the Company’s Bylaws to change the  deadline for submitting the stockholder proposal for annual meeting and permit the issuance of uncertificated shares of its stock.  A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Telestone Technologies Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2010

Telestone Technologies Corporation

By:	/s/ Han Daqing
Name: Han Daqing
Title: Chief Executive Officer